INVESTOR DAY M A Y 2 4 , 2 0 2 1 Exhibit 99.1

ERIC TRACY S E N I O R D I R E C T O R I N V E S T O R R E L A T I O N S

KTB INVESTOR DAY 2021 CATALYZING GROWTH

DISCLOSURE Forward-Looking Statements Certain statements included in this presentation are "forward-looking statements" within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “should,” “may” and other words and terms of similar meaning or use of future dates. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. We do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as required under the U.S. federal securities laws. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this presentation include, but are not limited to: risks associated with the COVID-19 pandemic, which could continue to result in closed factories and stores, reduced workforces, supply chain interruption, and reduced consumer traffic and purchasing; the level of consumer demand for apparel; intense industry competition; the Company’s ability to gauge consumer preferences and product trends, and to respond to constantly changing markets; the ability to accurately forecast demand for products; the Company’s ability to maintain the images of its brands; increasing pressure on margins; e-commerce operations through the Company’s direct-to-consumer business; the financial difficulty experienced by the retail industry; possible goodwill and other asset impairment; reliance on a small number of large customers; the ability to implement the Company’s business strategy; the stability of manufacturing facilities and foreign suppliers; fluctuations in wage rates and the price, availability and quality of raw materials and contracted products; the reliance on a limited number of suppliers for raw material sourcing and the ability to obtain raw materials on a timely basis or in sufficient quantity or quality; disruption to distribution systems; seasonality; unseasonal or severe weather conditions; impact of challenges with the implementation of its enterprise resource planning software system; the Company's and its vendors’ ability to maintain the strength and security of information technology systems; the risk that facilities and systems and those of third-party service providers may be vulnerable to and unable to anticipate or detect data security breaches and data or financial loss; ability to properly collect, use, manage and secure consumer and employee data; foreign currency fluctuations; the impact of climate change and related legislative and regulatory responses; legal, regulatory, political and economic risks; changes to trade policy, including tariff and import/export regulations; compliance with anti-bribery, anti-corruption and anti-money laundering laws by the Company and third-party suppliers and manufacturers; changes in tax laws and liabilities; the costs of compliance with or the violation of national, state and local laws and regulations for environmental, consumer protection, employment, privacy, safety and other matters; the Company’s ability to maintain effective internal controls; continuity of members of management; labor relations; the ability to protect trademarks and other intellectual property rights; the ability of the Company’s licensees to generate expected sales and maintain the value of the Company’s brands; disruption and volatility in the global capital and credit markets and its impact on the Company’s ability to obtain short-term or long-term financing on favorable terms; the Company maintaining satisfactory credit ratings; restrictions on the Company’s business relating to its debt obligations; volatility in the price and trading volume of the Company’s common stock; anti-takeover provisions in the Company’s organizational documents; the failure to declare future cash dividends; and the Company's spin-off from VF Corporation, including not realizing all of the expected benefits from the spin-off; the representativeness of the historical financial information for the periods prior to the spin-off; the significant costs to the Company to perform certain functions (currently being performed by VF Corporation for the Company on a transitional basis) following the transition period; indemnification obligations related to the spin-off; having limited access to the insurance policies maintained by VF Corporation for events occurring prior to the spin-off; the actual or potential conflicts of interest of the Company’s directors and officers because of their equity ownership in VF Corporation; the tax treatment of the spin-off; and the significant restrictions on the Company’s actions in order to avoid triggering tax-related liabilities. Many of the foregoing risks and uncertainties will continue to be exacerbated by the COVID-19 pandemic and any continued worsening of the global business and economic environment as a result. More information on potential factors that could affect the Company's financial results are described in detail in the Company’s most recent Annual Report on Form 10-K and in other reports and statements that the Company files with the SEC. Non-GAAP Information This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Please refer to the Appendix to find a reconciliation of any non-GAAP financial measures to their most directly comparable GAAP measures. Management uses these non-GAAP financial measures internally in its budgeting and review process and, in some cases, as a factor in determining compensation. In addition, adjusted EBITDA is a key financial measure for the Company's shareholders and financial leaders, as the Company's debt financing agreements require the measurement of adjusted EBITDA, along with other measures, in connection with the Company's compliance with debt covenants. While management believes that these non-GAAP measures are useful in evaluating the business, this information should be considered supplemental in nature and should be viewed in addition to, and not as an alternate for, reported results under GAAP. In addition, these non-GAAP measures may be different from similarly titled measures used by other companies. A reconciliation of non-GAAP forward looking information to the corresponding GAAP measures cannot be provided without unreasonable efforts due to the challenge in quantifying various items including, but not limited to, the effects of foreign currency movements, ERP implementation expenses, gains or losses on sales of assets, taxes, and any future restructuring or impairment charges.

AGENDA C A T A L Y Z I N G G R O W T H • STRATEGIC VISION • Global Kontoor • Global Wrangler, Global Lee • GROWTH CATALYSTS • Enhance/Accelerate the Core (U.S. Wholesale) • Category (Outdoor/ATG, Work, Tees) • Geographic (China) • Channel (Digital) • GROWTH ENABLERS • Product/Design • Innovation/Sustainability • Supply Chain • Talent/Culture • Demand Creation • FINANCIAL STRATEGY/3-YEAR TARGETS • Q&A

SCOTT BAXTER P R E S I D E N T A N D C H I E F E X E C U T I V E O F F I C E R

CATALYZING GROWTH NEXT 3 YEARS

KTB STRATEGIC VISION C A T A L Y Z I N G G R O W T H ACCELERATING FUNDAMENTAL ALGORITHM INCREASING CASH FLOW OPTIONALITY ENHANCED TARGETED TSR

KTB STRATEGIC VISION

HORIZON 1: STRATEGIC ACTIONS SINCE SPIN

WHAT WE SAID	WHAT WE DELIVERED
Fundamental Optimization	Accretive restructuring & quality-of-sales actions, $25M+ cost saves, and NA & APAC ERP implementations
Healthy margin expansion	40bps[1] expansion in FY'20, and triple-digit[1] expansion in each of the last 3 quarters
Compelling, durable cash generation	>$500M cumulative cash from operations since May '19 spin
Commitment to a healthy balance sheet	Sub 2x net leverage[2] ratio driven by $575M debt repayment over the last 4 quarters
Strong dividend policy	5% yield[3]
8-10% Annual Total Shareholder Return	+33% annual average since May '19 spin[4]

May 2019	Spin
	Fundamental stabilization & optimization
2020	COVID-19
	Financial Flexibility
	Strategy Amplification
2021	Fundamental Acceleration & Optionality

[1] On an Adjusted basis; See Appendix for reconciliation to nearest GAAP measure
[2] Net leverage ratio defined as Net Debt (Total Debt less Cash), divided by Adjusted EBITDA for the four quarters ending Q1 '21. See Appendix for reconciliation to nearest GAAP measure
[3] Period starting July 23, 2019 through May 14, 2021; Excludes temporary dividend suspension period (February 20, 2020 through October 28, 2020)
[4] Through our first quarter 2021 quarterly earnings report (May 6, 2021); Source: Bloomberg

KONTOOR™

KTB STRATEGIC VISION

SEQUENCING MATTERS



DRIVE LONG-TERM ACCELERATION
TSR DRIVERS
Cash Flow Optionality, Revenue and Margin Growth
OPTIMIZE / INVEST
STABILIZE / OPTIMIZE
Dividend, De-leverage of Balance Sheet and Margin Driven
Dividend Driven
At Spin
FY20
FY21
FY22-FY23
TIME HORIZON
"HORIZON 1"
"HORIZON 2"

KONTOOR™

KTB STRATEGIC VISION
HORIZON 2: GROWTH CATALYSTS

REVENUE GROWTH VECTORS OF LONG-TERM KTB INVESTMENT THESIS

1. ENHANCE/ACCELERATE THE CORE (FOCUS ON U.S. WHOLESALE)
2. CATEGORY EXTENSIONS (FOCUS ON OUTDOOR, TEES, WORK)
3. GEOGRAPHIC EXPANSION (FOCUS ON CHINA)
4. CHANNEL EXPANSION (FOCUS ON DIGITAL)

KONTOOR™

KTB STRATEGIC VISION

HORIZON 2: GROWTH ENABLERS

INVESTING IN TSR / GROWTH ENABLERS…

1 PRODUCT & DESIGN
Superior Product | Enhanced Global Designs Driving Premiumization & Elevated Price

2 INNOVATION & SUSTAINABILITY
Product | Manufacturing | Sustainability/ESG

3 SUPPLY CHAIN
Owned vs Sourced | Speed, Scale | Proprietary Technologies/ Processes

4 TALENT & CULTURE
Purpose-Led | Authenticity & Integrity | High-performance | Inclusion and Diversity

5 DEMAND CREATION
Highest ROI Investments

KONTOOR™

KTB STRATEGIC VISION H O R I Z O N 2 : I N C R E A S I N G C A S H F L O W O P T I O N A L I T Y OPTIMIZED CAPITAL STRUCTURE OPPORTUNITY FOR TSR-BOLSTERING CAPITAL ALLOCATION ACTIONS

KTB STRATEGIC VISION E V O L V I N G T S R 1 A L G O R I T H M Previous TSR Target Actual TSR %2 New TSR Target 15%+ 8 – 10% 33% 1 TSR on an annual average basis 2 Total Shareholder Return assumes re-invested dividends; May 9, 2019 – May 6, 2021; Source: Bloomberg

STRATEGIC VISION G L O B A L W R A N G L E R G L O B A L L E E

TOM WALDRON E X E C U T I V E V I C E P R E S I D E N T A N D G L O B A L B R A N D P R E S I D E N T , W R A N G L E R

WRANGLER H O R I Z O N 1 : S E T T I N G T H E F O U N D A T I O N B EGIN IN VEST IN G IN K EY GR OWTH EN A B LER S ELEVATED PRODUCT WORLD CLASS TALENT AMPLIFIED DEMAND CREATION INNOVATION IN ALL WE DO

WRANGLER

HORIZON 2: DIVERSIFIED GROWTH

REVENUE GROWTH CATALYSTS OF WRANGLER BUSINESS

ENHANCE/ACCELERATE THE CORE

Focus on U.S. Wholesale

CHANNEL DIVERSIFICATION

Focus on Digital

GEOGRAPHIC EXPANSION

Focus on China

CATEGORY EXTENSIONS

Focus on Outdoor, Tees, Work

KONTOOR™

WRANGLER 3 - Y E A R T A R G E T S ~HSD% CAGR 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2020 2023E B il li o n s ( U S D $ ) HSD% 3-Year CAGR Adding ~$300M Incremental Revenue Geographic Expansion Focus on Significant White Space in China Channel Expansion Leverage Innovation Platforms, ATG and Digital Category Extensions Focus on Outdoor, Work, and Tees Profitable Growth Continued Margin Expansion 3-Year Targets (2020 – 2023E) $1.4B $1.7B Revenue

CHRIS WALDECK E X E C U T I V E V I C E P R E S I D E N T A N D G L O B A L B R A N D P R E S I D E N T , L E E

LEE H O R I Z O N 1 : S E T T I N G T H E F O U N D A T I O N SIGN IF IC A N T B R A N D TR A N SFOR MATION QUALITY OF SALES DESIGN, INNOVATION AND PRODUCT DEVELOPMENT SUSTAINABILITY DEMAND CREATION

LEE

HORIZON 2: BRAND ENHANCING GROWTH

REVENUE GROWTH CATALYSTS OF LEE BUSINESS

ENHANCE/ACCELERATE THE CORE
Focus on U.S. Wholesale

CHANNEL DIVERSIFICATION
Focus on Digital

GEOGRAPHIC EXPANSION
Focus on China

CATEGORY EXTENSIONS
Focus on Tops, Workleisure

KONTOOR™

LEE 3 - Y E A R T A R G E T S Low-Teens% 3-Year CAGR Adding >$300M Incremental Revenue Geographic Expansion Focus on Tier 3 and Tier 4 China Markets Channel Expansion Significant Opportunity in Premium/Value and Digital Category Extensions Focus on Tops and Leisure Profitable Growth Continued Margin Expansion 3-Year Targets (2020 – 2023E) +Low-Teens% CAGR B il li o n s ( U S D $ ) Revenue $0.7B $1.0B 0.0 0.2 0.4 0.6 0.8 1.0 1.2 2020 2023E

E N H A N C E T H E C O R E C A T E G O R Y G R O W T H G E O G R A P H I C E X P A N S I O N C H A N N E L G R O W T H GROWTH CATALYSTS

GROWTH CATALYSTS E N H A N C E T H E C O R E

BILL LYNCH V I C E P R E S I D E N T , U . S . G E N E R A L M A N A G E R L E E

LEE U.S. WHOLESALE A R E A S O F F O C U S RE-ESTABLISH HEALTHIER LONG-TERM FOUNDATION GROW MARKET SHARE IN EXISTING DISTRIBUTION NEW BUSINESS DEVELOPMENT

RE-ESTABLISHING HEALTHIER FOUNDATION

OPTIMIZING DOMESTIC BRAND POSITION



Lee

STABILIZE

- Take share in existing channels
- Improve profitability
- Category extensions
- Leverage innovation platforms

ACCELERATE

- Significant investment
- Collaborations
- Premiumization of the brand

KONTOOR

RE-ESTABLISHING HEALTHIER FOUNDATION Q U A L I T Y O F S A L E S 1 Year-over-year on an Adjusted basis CONSECUTIVE QUARTERS OF U.S. GROSS MARGIN EXPANSION1

GROW SHARE IN EXISTING DISTRIBUTION

ACCELERATE U.S. WHOLESALE CORE

INNOVATION


EXTREME
MOTION


indigood
A REVOLUTION IN DENIM

STRONG DEMAND CREATION

Drive New Consumer Acquisition via Scaling Investment in Retailer.com

Omni-Channel with Digital Focus

Brand Elevation at Retail

CATEGORY EXTENSIONS

Tees Wovens Jackets

KONTOOR

NEW BUSINESS DEVELOPMENT

SIGNIFICANT OPPORTUNITY IN ELEVATED CHANNELS

PENETRATE NEW CHANNELS	ACCELERATE DIGITAL WHOLESALE	PREMIUM CHANNEL BRAND HALO
PINNACLE SPECIALTY	~70% INCREASE IN DIGITAL WHOLESALE[1]	GQCA
PREMIUM	~70% INCREASE IN DIGITAL MARKETING[2]	NORDSTROM
CLUBS		free people
SPORTING GOODS		ANTHROPOLOGIE

1. Q1 2021 vs Q1 2020 Lee North America wholesale revenue
2. Q1 2021 vs Q1 2020; Includes Digital media investments, wholesale specific media and social media.

KONTOOR™

JENNI BROYLES V I C E P R E S I D E N T , U . S . G E N E R A L M A N A G E R W R A N G L E R

ACCELERATE CORE U.S. WHOLESALE

WRANGLER BRAND WELL-POSITIONED

CLEAR PRODUCT ARCHITECTURE

1
2
3
4
5



LEVERAGING WINNERS

amazon
BOOT BARN
KOHL'S
TARGET
Walmart

UNIQUE POSITIONING

FREE
Adventurous & Optimistic

STRONG
Tenacious & Confident

TRUE
Rooted & Soulful

DIVERSE PORTFOLIO

DENIM & NON-DENIM LONGS

SHORTS

WOVENS

KNITS

JACKETS

KONTOOR™

ACCELERATE CORE U.S. WHOLESALE OPPORTUNITY TO GAIN SHARE & ADD INCREMENTAL GROWTH New investments in growth enablers drive accelerated top-line growth GAIN SHARE IN EXISTING DISTRIBUTION CATEGORY EXTENSIONS NEW BUSINESS DEVELOPMENT CHANNEL DIVERSIFICATION

ACCELERATE CORE U.S. WHOLESALE

TAKE SHARE IN EXISTING DISTRIBUTION

CONTINUOUS INNOVATION



ATG BY WRANGLER



WRANGLER WORKWEAR


wrangler
Rooted

WRANGLER ROOTED COLLECTION

STRONG DEMAND CREATION



ACQUIRING NEW CUSTOMERS



ELEVATING ACROSS RETAILERS



DIGITAL-DRIVEN ECOSYSTEM



WIN IN WESTERN

BEST IN CLASS SUPPLY CHAIN

SPEED

SCALE

FLEXIBILITY

KONTOOR™

ACCELERATE CORE U.S. WHOLESALE

NEW BUSINESS DEVELOPMENT

PENETRATE NEW CHANNELS	ACCELERATE DIGITAL WHOLESALE	PREMIUM CHANNEL BRAND HALO
PREMIUM	~60% INCREASE IN DIGITAL WHOLESALE[1]	NORDSTROM
SPECIALTY		free people
SPORTING GOODS	~50% INCREASE IN DIGITAL MARKETING[2]	URBAN OUTFITTERS
CLUBS		SCHEELS GEAR. PASSION. SPORTS.

[1] Q1 2021 vs Q1 2020 Wrangler North America wholesale revenue
[2] Q1 2021 vs Q1 2020; Includes Digital media investments, wholesale specific media and social media.

KONTOOR™

ACCELERATE CORE U.S. WHOLESALE

CATEGORY EXTENSIONS

ACCELERATE COMPLEMENTARY CATEGORIES TO CORE DENIM BOTTOMS

- WOVENS
- TEES
- JACKETS





GROW FASTER IN NEW CATEGORIES WHERE WRANGLER HAS PERMISSION TO PLAY

- OUTDOOR
- WORKWEAR
- FEMALE
- TEES/KNITS





Wrangler

KONTOOR™

ACCELERATE CORE U.S. WHOLESALE C H A N N E L D I V E R S I F I C A T I O N MAINTAIN AND GROW SHARE IN CORE • Mass • Western Specialty DISTORT GROWTH IN NEW DISTRIBUTION • Premium • Specialty • Sporting Goods • Digital

ACCELERATE CORE U.S. WHOLESALE

LEADING MARKET SHARE



COMBINED TOP MARKET SHARE

MEN'S DENIM
MEN'S CASUAL PANTS
MEN'S WOVEN SHIRTS
MEN'S CASUAL SHORTS

Source: Source: The NPD Group, Consumer Tracking Service, Wrangler U.S. Unit Share, Men's: Jeans/Casual Pants/Casual Shorts/Woven Shirts combined, 12ME March 2021

KONTOOR™

ACCELERATE CORE U.S. WHOLESALE

U.S. WHOLESALE MARKET SHARE[1] SHOWS MOMENTUM

AND IT'S WORKING



17%
18%
19%
Q3'20
Q4'20
Q1'21

[1] Source: The NPD Group, Retail Tracking Service, Wrangler/Rustler/Riggs Workwear by Wrangler combined U.S. Dollar Share, Men's: Jeans/Casual Pants combined, 9ME March 2021

KONTOOR™

ACCELERATE THE CORE 3 - Y E A R T A R G E T S 68% 63% KONTOOR U.S. WHOLESALE % OF REVENUE 2021 GROWTH +HSD- +LDD% 2022/2023 CAGR +LSD% 3-Year Targets (2020 – 2023E) 2020 2023E

GROWTH CATALYSTS C AT E G O R Y E X T E N S I O N S

JIMMY SHAFER V I C E P R E S I D E N T & G E N E R A L M A N A G E R T R A D I T I O N A L & O U T D O O R

CATEGORY EXTENSIONS OUTDOOR WORK TEES

CATEGORY OPPORTUNITY OUTDOOR 1 WORK 2 TEES 3 ADDRESSABLE MARKET ~$145B ~$30B ~$15B ~$100B 1. WWD May 2021; 2025 expected global market 2. Workwear Report and KTB market analysis, 2021 3. Statista, 2021

CATEGORY GROWTH OUTDOOR WORK TEES

OUTDOOR

CATEGORY GROWTH DRIVERS

BUILD BRAND AWARENESS	EXTEND PRODUCT PORTFOLIO	SCALE DISTRIBUTION	PRODUCT INNOVATION


ATG
ALL TERRAIN GEAR
Wrangler




ATG
ALL TERRAIN GEAR
Wrangler



ADDRESSABLE MARKET[1]: ~$30B

1. WWD May 2021; 2025 expected global market

KONTOOR™

WOMEN’S SLIDE

WORKWEAR

CATEGORY GROWTH DRIVERS

PRODUCT SEGMENTATION	B2B / INDUSTRIAL	PRODUCT INNOVATION







ADDRESSABLE MARKET[1] : ~$15B

1. Workwear Report and KTB market analysis, 2021

KONTOOR™

TEES

CATEGORY GROWTH DRIVERS

LOGO



Wrangler
Lee
Lee
Wrangler
Lee Jeans

Halo Brand Marketing
Builds Brand Fandom
Limited Creative Risk

LIFESTYLE GRAPHICS



Emotional Connection
Purpose-Led Messaging
Self Expression / Individuality

LICENSED IP + COLLABS



Lee
THE HUNDREDS
Lee

Established Market Value
Style Guide Creative
Shared Marketing

ADDRESSABLE MARKET[1] : ~$100B

1. Statista, 2021

KONTOOR™

CATEGORY GROWTH 3 - Y E A R T A R G E T S ~30% CAGR M il li o n s ( U S D $ ) Double Revenue in 3 Years Adding >$200M Incremental Revenue ~15% Penetration From 9% in 2020 Gross Margin Improvement Over Time 9% of Revenue 15% of Revenue 3-Year Targets (2020 – 2023E) 0 50 100 150 200 250 300 350 400 450 2020 2023E Outdoor Workwear Tees

GROWTH CATALYSTS G E O G R A P H I C E X PA N S I O N

JOHN GEARING

VICE PRESIDENT & MANAGING DIRECTOR
ASIA PACIFIC

CHRISTY KILMARTIN

VICE PRESIDENT MARKETING & MERCHANDISING
ASIA PACIFIC

JOHN GEARING V I C E P R E S I D E N T & M A N A G I N G D I R E C T O R A S I A P A C I F I C CHINA STRATEGIC VISION

GEOGRAPHIC EXPANSION

CHINA OPPORTUNITY SIGNIFICANT

	Pre-Spin	Post-Spin (2019-2021)
	All Channels Shrinking; Unsustainable	Return to Profitable Growth
E-Comm	• Non-expert leadership • 3rd party operator vacancy • Less connection with TMALL • No clear product strategy	• Channel expert leadership • 3rd party operator acting as internal function • Multiple levels relationship (Won SBD, SPD) • X-line re-launched
Wholesale	• Unstable partner portfolio due to unfavorable trade term • Sell-in focus model • High trade inventory	• Equitable trade terms to improve partner's profitability • New store formats, franchisee excellence • Healthy inventory
Brick & Mortar	• Penetration is slowing down • Challenged profitability • Competition with W/S partners and online business	• Outlet expansion, with 15 outlets opened and 5 in the pipeline • Profitability is dramatically improved • An offline ecosystem build up

KONTOOR™

GEOGRAPHIC EXPANSION

RETURN TO GROWTH



Pre-Spin
Challenging for all channels
Post-Spin Before COVID
All channels delivered positive comps in Q3 & Q4
COVID Impacted
Heavily impacted by COVID in Q1; Quickly recovered in Q2 & Q3. e-Comm delivered high double digits growth
Return to Growth
All channels return to growth
240
20
0
-20
-40
-60
18Q2
18Q3
18Q4
19Q1
19Q2
19Q3
19Q4
20Q1
20Q2
20Q3
20Q4
21Q1
TMALL Comp*
WS Dealer Comp
B&M Comp

* Comp in GMV, which is an accurate reflection of the underlying business trend

KONTOOR

CHINA STRATEGIC FOCUS

Lee®

STRENGTHEN LEADING POSITION IN CHINA

Wrangler®

LAUNCH IN '21
BUILD IN '22
ACCELERATE IN '23

1. DIGITAL FOCUS
2. DTC EXPANSION
3. WHOLESALE RETURN TO GROWTH
4. WRANGLER LAUNCH & BUILD
5. DEMAND CREATION

KONTOOR™

CHRISTY KILMARTIN V I C E P R E S I D E N T M A R K E T I N G & M E R C H A N D I S I N G A S I A P A C I F I C CHINA GO-TO-MARKET STRATEGY

F U L L VA L U E C H A I N O W N E R S H I P LEE IN CHINA TODAY P R E M I U M R E TA I L F O O T P R I N T L E A D I N G P R E M I U M D E N I M B R A N D J E A N S W E A R C AT E G O R Y C A P TA I N # 1 L I V E - S T R E A M PA R T N E R VERTICAL INTEGRATION Think like a consumer, act like a retailer ~670 DOORS World-class branded retail experiences. Tier 1-3 focus ACCELERATED GROWTH $150US median RRP’s. Outperforming competitors (per Tmall) HIGH STATUS Awarded by Tmall to those brands who lead their category BRAND VALIDATION Huge traffic and exceptional sales

CHINA PREMIUM POSITIONING

BUILT ON 6 KEY INVESTMENTS


Lee
STAND TALL FOR ALL

LOCALISED INSIGHTS & CONTENT

China for China

In lock step with consumer trends and insights


"Speed is the ultimate weapon in business. All else being equal, the fastest company in any market will win."
Dave Girouard

SPEED TO CONSUMER

Fast Calendars

Read and react on same terms as local brands


JADEFUSION DENIM
Lee

INNOVATION WE GET PAID FOR

Elevated Style

Address demands from highly discerning consumers


Lee
STAND TALL
昂起头

CELEBRITIES

Build Trust

A+ celebs deliver both brand aspiration plus overcome trust issues


ART INSPIRES LIFE
INSPIRES LEE

COLLABS WITH GLOBAL BRANDS

Drive Traffic

Continuous stream of new consumers into funnel


Lee

LEGENDARY RETAIL

Premium Branded Retail

Strong and growing footprint undergoing premium make-over

KONTOOR™

China: Lee Marketing V I E W S 3 4 0 M S O C I A L FA N S 1 3 9 K T M A L L FA N S 1 0 0 K T M A L L U V 6 . 6 M

LEGENDARY RETAIL

B-Roll/Images I N N E R S E C T Y O U T H E X P O T M A L L F L A G S H I P # 1 L I V E S T R E A M E R THE WRANGLER STORY… SO FAR

SCALING MOMENTUM I N 2 0 2 1 A N D B E Y O N D M E D I A S E E D I N G B R A N D S H O W C A S E S T O R E SL I V E S T R E A M

CHINA 3 - Y E A R T A R G E T S 0 50 100 150 200 250 300 2020 2023E ~25% CAGR M il li o n s ( U S D $ ) ~25% 3-Year CAGR >30% Growth Expected in 2021 2X Revenue In 3 Years Adding ~$150M Incremental Revenue $ 10% Penetration In 3 Years From Under 7% in 2020 Gross Margin Accretive 3-Year Targets (2020 – 2023E) <7% of Sales 10% of Sales

GROWTH CATALYSTS C H A N N E L E X PA N S I O N

CHRIS REID V I C E P R E S I D E N T G L O B A L D I G I T A L

DIGITAL STRATEGIC VISION A R E A S O F F O C U S DIGITAL EVOLUTION SIGNIFICANT GROWTH OPPORTUNITIES DEMONSTRATING HIGH RETURN ON INVESTMENT 3-YEAR FINANCIAL TARGETS

DIGITAL STRATEGY POISED FOR AMPLIFIED GROWTH

CONSUMER REVOLUTION HAS ACCELERATED

MORE KNOWLEDGEABLE	MORE DEMANDING	MORE EMPOWERED	MORE COLLABORATIVE	MORE INTERACTIVE	MORE MOBILE

WE ARE MAKING SIGNIFICANT INVESTMENTS IN DIGITAL GROWTH OPPORTUNITY

KONTOOR™

DIGITAL ECOSYSTEM

TAKING A HOLISTIC APPROACH

"Know Me"
"Acknowledge Me"
"Appreciate Me"

CONTENT

Email | Site/Ads | Influencer | Collab | Blog | PR | Events | Video

SEARCH

Google | Bing | yahoo!

SHOPPING

ONLINE	STORES	SOCIAL
Own.com Digital Wholesale	Brick & Mortar Wholesale Partners	Social Media Commerce

SOCIAL MEDIA

KONTOOR™

DIGITAL STRATEGIC VISION

IMMERSIVE PLATFORM DRIVES ENGAGEMENT

Maximize consumer spend by creating
ON-BRAND, CHANNEL-RELEVANT DIGITAL EXPERIENCES
of our Wrangler & Lee brands so
more people love to engage with our brands and buy our products

CONSUMER CENTRIC	DATA DRIVEN	DYNAMIC & FLEXIBLE	SEAMLESS	SIMPLE

KONTOOR™

OWNED DIGITAL PENETRATION OPPORTUNITY

UNDERPENETRATED RELATIVE TO PEER SET

DIGITAL PENETRATION INCREASED TO 5% OF REVENUE IN FY'20



>20%
5%
Benchmark[1]
Global KTB

[1] Based on KTB market analysis of select peer set; FY'20

KONTOOR™

KONTOOR'S DIGITAL EVOLUTION

HORIZON 1 FOUNDATION → HORIZON 2 ACCELERATED GROWTH

Leading Ecommerce Platform	Compelling Content	Personalization	Seamless Ecosystem
Digital Talent	Mobile Commerce	Social Commerce	Advanced Analytics
Digital Demand Generation	Data & Analytics Foundation	CRM & Loyalty	Augmented/Virtual Reality
Site Enhancements	Margin Expansion	Shopping Ease	Growth-Driving Service

HORIZON 1 → HORIZON 2

KONTOOR™

TRANSACTIONAL TO EXPERIENTIAL P I N N A C L E B R A N D E X P R E S S I O N

SEAMLESS EXPERIENCE R E M O V I N G F R I C T I O N D R I V E S I N C R E A S E D C O N V E R S I O N

AUTHENTIC BRAND EXPERIENCES I N V E S T M E N T S S U P P O R T B R A N D - E N H A N C I N G G R O W T H

DIGITAL STRATEGY ALREADY WORKING
STRONG RETURNS ON AMPLIFIED INVESTMENTS



GLOBAL OWNED
ECOMMERCE REVENUE GROWTH[1]
1%
18%
33%
58%
Q1 2020
H1 2020
H2 2020
Q1 2021

[1] Constant currency basis

KONTOOR™

DIGITAL 3 - Y E A R T A R G E T S ~40% CAGR M il li o n s ( U S D $ ) ~40% 3-Year CAGR Back-End Weighted 2.5X Revenue in 3 Years Adding >$150M Incremental Revenue 2X Penetration in 3 Years From 5% in 2020 to 10% in 2023 Gross Margin Accretive 5% of Revenue 10% of Revenue 3-Year Targets (2020 – 2023E)Revenue 0 50 100 150 200 250 300 2020 2023E

P R O D U C T & D E S I G N GROWTH ENABLERS I N N O VAT IO N & S U S TA I N A B I L I TY S U P P LY C H A I N TA L E N T & C U LT U R E D E M A N D C R E AT I ON

GROWTH ENABLERS P R O D U C T D E S I G N & D E V E L O P M E N T

BETTY MADDEN V I C E P R E S I D E N T G L O B A L D E S I G N , L E E

VIVIAN RIVETTI V I C E P R E S I D E N T G L O B A L D E S I G N , W R A N G L E R

GROWTH ENABLERS I N N O VAT I O N & S U S TA I N A B I L I T Y

JEFF FRYE V I C E P R E S I D E N T P R O D U C T D E V E L O P M E N T , I N N O V A T I O N , S U S T A I N A B I L I T Y A N D P R O C U R E M E N T

KONTOOR INNOVATION A R E A S O F F O C U S SUSTAINABILITY IN ALL WE DO COMFORT, FIT & PERFORMANCE NEXT-GENERATION TECHNOLOGIES MANUFACTURING REVOLUTION

KONTOOR INNOVATION

SUSTAINABILITY

PEOPLE, PRODUCT & PLANET

MEASURE TO MANAGE

IMPROVING OUR BASE LINE

DYNAMIC PROCESS OF CONTINUAL IMPROVEMENT

- Worker Well-being
- Chemistry
- Materials
- Water
- Climate
- Energy

KONTOOR™

KONTOOR INNOVATION C O M F O R T, P E R F O R M A N C E & F I T CONSUMERS SEARCHING FOR CLOTHING THAT IS COMFORTABLE & STYLISH KONTOOR-LED INNOVATIONS COMBINE BEST OF BOTH WORLDS IDEAL FIT, ALL-DAY COMFORT AND FLATTERING

KONTOOR INNOVATION N E X T - G E N E R A T I O N T E C H N O L O G I E S CONSUMER IS TECHNOLOGY-FOCUSED, DATA DRIVEN & AWARE LEVERAGING BREAKTHROUGH SCIENTIFIC RESEARCH FUNCTIONAL PERFORMANCE LIFESTYLE ENHANCING

KONTOOR INNOVATION D E V E L O P M E N T A N D M A N U F A C T U R I N G R E V O L U T I O N DEVELOPMENT & MANUFACTURING SUSTAINABLE INNOVATION

GROWTH ENABLERS S U P P LY C H A I N

KAREN SMITH E X E C U T I V E V I C E P R E S I D E N T G L O B A L S U P P L Y C H A I N

SUPPLY CHAIN A R E A S O F F O C U S OWNED MANUFACTURING FUELS COMPETITIVE ADVANTAGE IMPROVED SERVICE AND AGILITY ERP & TECHNOLOGY-DRIVEN PRODUCTIVITY GAINS

SUPPLY CHAIN AS A COMPETITIVE ADVANTAGE

HIGHLY DIVERSIFIED GLOBAL MANUFACTURING BASE

Scale, Speed to Market, Reduced Lead Times, Improved Flexibility

Top 5 Countries = ~85% of Production

~60% Sourced
~40% Owned


MEXICO
Monterey
Torreón
Coyote
La Rosita
San Pedro
Izamal
Acanceh
Tekax
Sewing Plant
Support Departments
NICARAGUA
Managua
San Marco
Masatepe

KONTOOR™

SUPPLY CHAIN EVOLUTION O W N E D M A N U F A C T U R I N G A S A C O M P E T I T I V E A D V A N T A G E INNOVATION & TECHNOLOGY SPEED FLEXIBILITY EFFICIENCY MARGIN ENHANCEMENTS

SUPPLY CHAIN AS A COMPETITIVE ADVANTAGE V E R T I C A L LY I N T E G R AT E D P R O D U C T I O N = S P E E D AT S C A L E LEADING THE MANUFACTURING REVOLUTION AT SCALE Weeks1 Compared to 20 Weeks Sourced LESS THAN 1. Kontoor denim jackets produced internally compared with those sourced in Asia

SUPPLY CHAIN AS A COMPETITIVE ADVANTAGE A D V A N C E D T E C H N O L O G I E S LEADING THE MANUFACTURING REVOLUTION AT SCALE % Recycled H20 1 Save 10B Liters by 2025 1. Enzyme washing process utilized in Torreon facility

SUPPLY CHAIN AS A COMPETITIVE ADVANTAGE A D V A N C E D T E C H N O L O G I E S % Faster1 LEADING THE MANUFACTURING REVOLUTION AT SCALE Laser Finishing 1. Relative to traditional finishing techniques

SOURCING FOOTPRINT I M P R O V I N G L E V E R A G E OPTIMIZE Countries Factories Mills • Drive Efficiencies • Consolidate Factories • Build More Vertical Supply • Smartly Grow in Selective Markets 2019 2020 2021E 2022E Number of Countries Number of Factories

RESPONSIBLE SOURCING

PILLARS OF WORK

WORKER RIGHTS & SAFETY	PRODUCT STEWARDSHIP	ENVIRONMENTAL SUSTAINABILITY	WORKER & COMMUNITY DEVELOPMENT

DOING THE RIGHT THING, EVEN WHEN IT'S HARD

KONTOOR™

SUPPLY CHAIN EVOLUTION

GLOBAL ERP AND PLANNING TOOLS

NEW ERP PLATFORM = SINGLE SOURCE OF CLEAN, GLOBAL DATA

DRIVE PRODUCTIVITY AND REDUCE COMPLEXITY

Faster Decisions on SKU and Material Rationalization

NEW PLANNING TECHNOLOGY = CONTINUED FOCUS ON QUALITY OF INVENTORY

Improved Demand / Supply Signals
Enable Speed to Market
Reduce Excess and Distressed Inventory

20%

TARGETED SKU REDUCTION

KONTOOR™

SUPPLY CHAIN EVOLUTION G L O B A L E R P A N D P L A N N I N G T O O L S Owned Improved Demand Signals Sourced ERP & Technology INVENTORY

SUPPLY CHAIN EVOLUTION G L O B A L T R A N S F O R M A T I O N SUPPLY CHAIN AS A COMPETITIVE ADVANTAGE

GROWTH ENABLERS TA L E N T & C U LT U R E

JEN MOLINARO V I C E P R E S I D E N T G L O B A L T A L E N T

WE ARE KONTOOR

PURPOSE, MISSION, VALUES

PURPOSE
Why we exist

WE ARE THE COMMON THREAD THAT INSPIRES PEOPLE TO LIVE WITH PASSION AND CONFIDENCE

MISSION
What we do

WE GROW OUR ICONIC BRANDS THROUGH INNOVATION, DESIGN, AND SUSTAINABLE PERFORMANCE TO EXCITE MORE AND MORE CONSUMERS

VALUES
How we operate

WE ARE KONTOOR

We are one team and we embrace our unique differences

We understand, challenge, believe in and learn from each other

WE WIN TOGETHER

We have a passion to win. We set ambitious goals, consistently deliver and celebrate our success

We are built on a foundation of trust that ignites our entrepreneurial spirit and shapes our future

WE DO THE RIGHT THING

We stand for each other, our consumers, customers, partners, shareholders, community and planet

We earn the respect of others because we do what’s right, even when it’s hard

KONTOOR™

WE ARE KONTOOR C U L T U R E D R I V E S S U C C E S S 1 Kontoor Brands 2020 Employee Engagement Survey; Respondents favorability to: Intent to Stay is High, Pride in Company, Recommend Kontoor Brands, and Sense of Personal Accomplishment ENGAGEMENT FAVORABILITY1

WE ARE KONTOOR

STRATEGIC PILLARS OF INCLUSION & DIVERSITY

WORKPLACE BELONGING

Foster a culture of inclusion and respect that encourages collaboration, flexibility and fairness to enable all employees to feel heard, valued, and empowered to reach their full potential

WORKFORCE DIVERSITY

Recruit, retain and promote from a diverse group of candidates to increase diversity of thinking and perspective

MARKETPLACE EQUITY

Drive inclusion & diversity through corporate and brand marketing, images and messaging

SUSTAINABILITY & ACCOUNTABILITY

Identify and break down systemic barriers to full inclusion and equity by constantly evaluating and improving our policies, practices, and processes

KONTOOR™

WE ARE KONTOOR C U L T I V A T I N G A G R O W T H C U L T U R E HORIZON 1 • Performance Mindset • Optimization • Leveraging • Responsive • Operational HORIZON 2 • Growth Mindset • Transformation • Empowering • Proactive • Strategic TAKE CARE OF EACH OTHER

GROWTH ENABLERS D E M A N D C R E AT I O N

HOLLY WHEELER V I C E P R E S I D E N T G L O B A L M A R K E T I N G , W R A N G L E R

WRANGLER CREATIVE VISION

COWBOY COOL We’re inspired by their courage, independent spirit and rugged sense of adventure. “Cowboy Cool” is a timeliness uniform that is confident, effortless and unapologetically free.

COURAGE INDEPENDENCE INTEGRITY CONFIDENCE [ ]

Limited Edition Product Documentary Film & Archives Revival Music Partnerships Iconic Collaborations Custom Experiences 75TH ANNIVERSARY

BRIGID STEVENS S E N I O R D I R E C T O R M A R K E T I N G , L E E

STAND TALL

FINANCIAL STRATEGY 2 0 2 0 – 2 0 2 3 E

RUSTIN WELTON E X E C U T I V E V I C E P R E S I D E N T A N D C H I E F F I N A N C I A L O F F I C E R

HORIZON 1
STRATEGIC ACTIONS SINCE SPIN

WHAT WE SAID	WHAT WE DELIVERED
Fundamental Optimization	Accretive restructuring & quality-of-sales actions, $25M+ cost saves, and NA & APAC ERP implementations
Healthy margin expansion	40bps[1] expansion in FY'20, and triple-digit[1] expansion in each of the last 3 quarters
Compelling, durable cash generation	>$500M cumulative cash from operations since May '19 spin
Commitment to a healthy balance sheet	Sub 2x net leverage[2] ratio driven by $575M debt repayment over the last 4 quarters
Strong dividend policy	5% yield[3]
8-10% Annual Total Shareholder Return	+33% annual average since May '19 spin[4]

May 2019	Spin
	Fundamental stabilization & optimization
2020	COVID-19
	Financial Flexibility
	Strategy Amplification
2021	Fundamental Acceleration & Optionality

[1] On an Adjusted basis; See Appendix for reconciliation to nearest GAAP measure
[2] Net leverage ratio defined as Net Debt (Total Debt less Cash), divided by Adjusted EBITDA for the four quarters ending Q1 '21. See Appendix for reconciliation to nearest GAAP measure
[3] Period starting July 23, 2019 through May 14, 2021; Excludes temporary dividend suspension period (February 20, 2020 through October 28, 2020)
[4] Through our first quarter 2021 quarterly earnings report (May 6, 2021); Source: Bloomberg

KONTOOR™

HORIZON 2 : CATALYZING GROWTH 2 0 2 0 – 2 0 2 3 E 2020 ACTUAL1 2021E2 2022E/2023E3,4 2023E TARGET REVENUE $2.1B +Low-Teens% +MSD% ~$2.7B GM 41.2% +230-270bps ~+100bps 46.0%+ OM 10.9% +275-300bps ~+50bps 15.0%+ EPS $2.61 40%+5 +Mid-Teens% $5.00+ CFO ~$1 Billion6 1 GM, OM and EPS on an Adjusted basis; See Appendix for reconciliation to nearest GAAP measure 2 Based on latest guidance provided on May 6, 2021 3 Revenue and EPS CAGR; GM and OM annual average 4 Assumes Effective Tax Rate of 22% and Capital Expenditures of $30-$40M per year 5 EPS growth rate 6 Cumulative cash flow from operations, 2021E-2023E

REVENUES 2 0 2 0 – 2 0 2 3 E $2.1B 2020 2023E ~$2.7B +Low- Teens% ~$2.4B +MSD% CAGR 2021E1 1 Based on latest guidance provided on May 6, 2021

REVENUES 2 0 1 9 – 2 0 2 1 E 2019 Actual Strategic Exits COVID & Other Digital & Business Development 2020 Actual Strategic Exits Core & COVID Recovery Digital & Business Development 2021E 2021 Expected Revenue Above 2019 ex-Strategic Actions 2021 Impact of 2020 Strategic Exits $2.5B $2.1B ~$2.4B1 Guidance: +Low-Teens Growth1 1 Based on latest guidance provided on May 6, 2021 Color Key: Blue = Increase, Silver = Decrease

2021E Core Channel Category Geographic 2023E REVENUES 2 0 2 1 E – 2 0 2 3 E ~$2.7B ~$2.4B1 Strategic Growth Drivers Contribute Majority of Growth +MSD Growth 1 Based on latest guidance provided on May 6, 2021

CORE1 68% 63% +HSD- +LDD% +LSD% GEOGRAPHIC2 22% 28% >25% +DD% CHANNEL3 5% 10% >35% >30% CATEGORY4 9% 15% +DD% +DD% GROWTH DRIVERS 2 0 2 0 – 2 0 2 3 E 1 U.S. Wholesale 2 International 3 Own.com 4 Global Outdoor, Workwear, and Tees (All Channels) Growth Driver 2021E2020 2023E 2022E / 2023E % of Sales Growth / CAGR China 7% China 10% China >30% China >20%

GROSS MARGIN 2 0 2 0 – 2 0 2 3 E 20201 2021E2 2023E 41.2% 43.5% - 43.9% 46.0%+ + Channel Mix + Geographic Mix + Supply Chain Initiatives + Restructuring & Quality of Sales + AUR Mix & Selective Price + SKU Rationalization ~+100bps Annual Gross Margin Expansion – Input Cost Inflation – Freight 1 On an Adjusted basis; See Appendix for reconciliation to nearest GAAP measure 2 Based on latest guidance provided on May 6, 2021

SG&A 2 0 2 0 – 2 0 2 3 E ERP / Phase 2 Saves1 (Efficiency Improvements) Top-Line Leverage (+GM Improvements) Non-Strategic Spend (Global processes and streamlining) Demand Creation (Under-indexed relative to peers) Digital (Establish infrastructure and grow) International (Leverage Lee China) DISTORTING SG&A DOLLARS TO HIGHER ROI / TSR ACCRETIVE INITIATIVES 1 Partially reflected in gross margin

OPERATING MARGIN 2 0 2 0 – 2 0 2 3 E 10.9% 20201 2023E 15.0%+ +275- 300bps ~+50bps Annual 2021E2 13.7-14.0% 1 On an Adjusted basis; See Appendix for reconciliation to nearest GAAP measure 2 Based on latest guidance provided on May 6, 2021

EARNINGS PER SHARE 2 0 2 0 – 2 0 2 3 E $2.61 20201 2023E2 $5.00+ 40%+ $3.70-$3.80 +Mid- Teens% CAGR 2021E2 1 On an Adjusted basis; See Appendix for reconciliation to nearest GAAP measure 2 Based on latest guidance provided on May 6, 2021

CASH FLOW GENERATION S I G N I F I C A N T N E T D E B T 1 R E D U C T I O N S I N C E S P I N $922 MILLION SPIN $587 MILLION Q1’21 HORIZON 1 DE-LEVERAGE STRENGTHENS FOUNDATION FOR HORIZON 2 OPTIONALITY 1 Net debt defined as Total Debt less Cash Net Debt

CASH FLOW GENERATION 2 0 2 1 E – 2 0 2 3 E ~$1 BILLION1 TARGETED CUMULATIVE CASH FROM OPERATIONS 1 2021E – 2023E cumulative

CAPITAL ALLOCATION STRATEGY E V O L U T I O N T O O P T I O N A L I T Y SUPERIOR DIVIDEND Return excess cash to shareholders consistent with long-term TSR CAPITAL STRUCTURE FLEXIBILITY De-lever the balance sheet to provide flexibility. Targeting net leverage1 of 1.0x to 2.0x FUND STRATEGIC INITIATIVES HORIZON 1: FOUNDATIONAL 1 Net leverage ratio defined as Net Debt (Total Debt less Cash), divided by Adjusted EBITDA for the four quarters ending Q1 ’21. See Appendix for reconciliation to nearest GAAP measure

CAPITAL ALLOCATION STRATEGY

EVOLUTION TO OPTIONALITY

CAPITAL STRUCTURE FLEXIBILITY

De-lever the balance sheet to provide flexibility. Targeting net leverage[1] of 1.0x to 2.0x

SUPERIOR DIVIDEND

Return excess cash to shareholders consistent with long-term TSR


FUND
STRATEGIC
INITIATIVES

STRATEGIC M&A

Option to pursue brands and capabilities that augment Kontoor model

SHARE REPURCHASE

Option for offsetting dilution and/or opportunistic buybacks and maintaining ownership structure

HORIZON 2: POWERFUL OPTIONALITY

[1] Net leverage ratio defined as Net Debt (Total Debt less Cash), divided by Adjusted EBITDA for the four quarters ending Q1 '21. See Appendix for reconciliation to nearest GAAP measure

KONTOOR™

CAPITAL ALLOCATION M & A C R I T E R I A AUTHENTIC F IT Brand and culture align with Kontoor ethos ACCRETIVE Visibility to immediate or near-term accretion and positive TSR contribution CONSUMER & GROWTH FOCUSED Focus on consumer-led brands with existing or potential premium growth characteristics COMPLEMENTARY Strategic benefit, with focus on accretive channel and geographic opportunities LEVERAGES KTB MODEL Strong synergy potential and ability to leverage Kontoor’s global model & expertise

TOTAL SHAREHOLDER RETURN I N C R E A S I N G F U N D A M E N T A L S D R I V E E V O L V I N G T S R 1 +MSD to +HSD +MSD +LSD to MSD 15%+ Margin Expansion Revenue Growth Dividend Yield Share Repurchase M&A Multiple Expansion Total Shareholder Return 1 Long-Term TSR Algorithm excluding 2021 Recovery

FINANCIAL SUMMARY

2023 TARGETS

REVENUE	MARGINS	EPS	CFO[1]	TSR
~$2.7B	46%+ GM 15%+ OM	$5.00+	~$1 Billion	15%+
SUSTAINABLE GROWTH	HEALTHY MARGIN EXPANSION & BRAND INVESTMENT	ACCELERATING PROFITABILITY	DURABLE & CONSISTENT CASH FLOW	SHAREHOLDER FOCUSED & INCREASING OPTIONALITY

[1] 2021E – 2023E cumulative

KONTOOR™

APPENDIX

KONTOOR BRANDS, INC. Reconciliation of Adjusted Financial Measures (Non-GAAP) (Unaudited)

KONTOOR BRANDS, INC. Reconciliation of Adjusted Financial Measures (Non-GAAP) (Unaudited)

KONTOOR BRANDS, INC. Reconciliation of Adjusted Financial Measures (Non-GAAP) (Unaudited)

KONTOOR BRANDS, INC. Reconciliation of Adjusted Financial Measures (Non-GAAP) (Unaudited) Notes to Adjusted Financial Measures: Management uses the above non-GAAP financial measures internally in its budgeting and review process and, in some cases, as a factor in determining compensation. In addition, adjusted EBITDA is a key financial measure for the Company's shareholders and financial leaders, as the Company's debt financing agreements require the measurement of adjusted EBITDA, along with other measures, in connection with the Company's compliance with debt covenants. While management believes that these non-GAAP measures are useful in evaluating the business, this information should be considered supplemental in nature and should be viewed in addition to, and not as an alternate for, reported results under GAAP. In addition, these non-GAAP measures may be different from similarly titled measures used by other companies. (a) During 2020 and 2021, restructuring and separation costs primarily related to the Company's global ERP system and information technology infrastructure build-out as well as strategic actions taken by the Company, including charges resulting from the Company's decision to exit certain VF OutletTM stores, transition the India business to a licensed model and respond to COVID-19. These restructuring and separation costs resulted in a corresponding tax impact of $22.2 million for the twelve months ended December 2020. During 2019, restructuring and separation costs primarily related to the spin-off from VF Corporation and establishment of Kontoor as a standalone public company, including the implementation of the Company's global ERP system and information technology infrastructure build-out. (b) During 2019, business model changes primarily related to the transition of our former Central and South America region to a licensed model and the discontinuation of manufacturing for VF Corporation. (c) Other adjustments have been made to remove the funding fees related to the accounts receivable sale arrangement, as they are treated as interest expense in the calculation of adjusted EBITDA for debt compliance purposes. Additionally, during 2019, other adjustments were made to revise historical corporate allocations, primarily attributable to the carve-out basis of accounting, so that adjusted EBITDA reflected the anticipated cost structure of a separate public company. (d) On May 17, 2019, the Company entered into a $1.55 billion senior secured credit facility under which it incurred $1.05 billion of indebtedness. At inception, this facility consisted of a five-year $750.0 million term loan A facility, a seven-year $300.0 million term loan B facility and a five-year $500.0 million revolving credit facility (collectively, the “Credit Facilities”) with the lenders and agents party thereto. Long-term debt, including current portion ("Total Debt"), includes outstanding balances under the Credit Facilities, net of unamortized original issue discount and deferred financing costs, as well as short-term borrowings. (e) Net debt is calculated as Total Debt less the Company's cash and equivalents balance.